Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

by and among

First Foundation Inc.

and

the Purchasers party hereto

Dated as of July 8, 2024

TABLE OF CONTENTS

Page

Section 1.	Definitions	1
Section 2.	Registration Rights	6
(a)	Shelf Registration Statement	6
(b)	Right to Request Shelf Take-Down	7
(c)	[reserved]	7
(d)	Limitations on Shelf Take-Downs	7
(e)	Piggyback Registration	8
(f)	Selection of Underwriters; Right to Participate	8
(g)	Priority of Securities Offered Pursuant to Underwritten Shelf Take-Downs	9
(h)	Priority of Securities Offered Pursuant to Piggyback Registration	9
(i)	Postponement; Suspensions; Blackout Period	10
(j)	Supplements and Amendments	10
(k)	Subsequent Holder Notice	11
Section 3.	Registration Procedures	11
(a)	Filing and Other Procedures	11
(b)	Conditions to Registration Rights	15
Section 4.	Indemnification	16
(a)	Indemnification by the Company	16
(b)	Indemnification by the Stockholders	17
(c)	Notices of Claims, etc	17
(d)	Contribution	18
(e)	No Exclusivity	18
Section 5.	Covenants Relating to Rule 144	19
Section 6.	Termination; Survival	19
Section 7.	Miscellaneous	19
(a)	Governing Law	19
(b)	Waiver of Jury Trial	20
(c)	Entire Agreement	20
(d)	Amendments and Waivers	20
(e)	Successors and Assigns	21
(f)	Expenses	21
(g)	Counterparts, Execution	21
(h)	Severability	21
(i)	Notices	22
(j)	Specific Performance	22
(k)	Interpretation	23
(l)	Limitations on Subsequent Registration Rights	23
(m)	Further Assurances	23

-i-

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 8, 2024 (this “Agreement”), is by and among First Foundation Inc., a Delaware corporation (the “Company”), and the undersigned parties listed as “Purchaser” on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS, on the date hereof, in accordance with the terms of those certain Investment Agreements, between the Company and each Purchaser (the “Investment Agreements”), the Company issued to the Purchasers (a) an aggregate of 11,308,676 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), (b) an aggregate of 44,301 shares of Convertible Preferred Stock (as defined below), convertible into shares of Common Stock in accordance with the terms set forth in the Certificate of Designations, and (c) warrants to purchase an aggregate of 22,239 shares of Series C Preferred Stock (as defined below) (the “Warrants”), in each case in accordance with the terms of the applicable Warrant; and

WHEREAS, the Company and the Purchasers are entering into this Agreement in order to grant certain registration rights described herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities by contract or otherwise, provided that “Affiliate” shall not include any portfolio company of any investment fund affiliated with or managed by such Person. For purposes of this Agreement, (a) the Company and its subsidiaries, on the one hand, and any Stockholder, on the other, shall not be considered Affiliates, and (b) Mubadala, members of the Mubadala Group and other direct or indirect owners of Fortress Investment Group LLC shall not be deemed Affiliates of the Anchor Stockholder or of any of its Affiliates. As used in this definition, “Mubadala” means Mubadala Investment Company PJSC, and “Mubadala Group” means any Person controlling, controlled by or under common control with Mubadala that is not also controlled by Fortress Investment Group LLC.

“Agreement” has the meaning set forth in the Preamble.

“Anchor Stockholder” means CF 1Foundation Investors LP.

“As-Converted Basis” means, at any time, the applicable number of shares of Common Stock issued and outstanding, counting as shares of Common Stock issued and outstanding, without duplication, all shares of Common Stock (A) issued and outstanding, (B) into which shares of Convertible Preferred Stock issued and outstanding are convertible, and (C) into which shares of Convertible Preferred Stock issuable upon exercise of Warrants are convertible.

“Block Trade” means a registered securities offering in which an underwriter agrees to purchase Registrable Securities at an agreed price or pricing formula without a prior public marketing process (also may be commonly referred to as an overnight transaction).

“Board of Directors” means the board of directors of the Company, including, unless the context otherwise requires, any duly authorized committee thereof.

“Business Day” means any day, other than a Saturday, Sunday or other day on which banking institutions in the city of New York, New York are required or authorized by Law to be closed.

“Certificate of Designations” means, collectively, the Certificate of Designations (Series A), the Certificate of Designations (Series B) and the Certificate of Designations (Series C).

“Certificate of Designations (Series A)” means the Certificate of Designations of the Series A Preferred Stock, filed with the Secretary of State of the State of Delaware and effective on July 5, 2024.

“Certificate of Designations (Series B)” means the Certificate of Designations of the Series B Preferred Stock, filed with the Secretary of State of the State of Delaware and effective on July 5, 2024.

“Certificate of Designations (Series C)” means the Certificate of Designations of the Series C Preferred Stock, filed with the Secretary of State of the State of Delaware and effective on July 5, 2024.

“Closing” means the closing of the purchase and sale and issuance of (a) shares of Common Stock, (b) shares of Convertible Preferred Stock and (c) Warrants, in each case, pursuant to the Investment Agreements.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Convertible Preferred Stock” means, collectively, the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock.

“End of Suspension Notice” has the meaning set forth in Section 2(i)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Governmental Entity” means any court, administrative agency, commission, regulatory agency or other federal, state, local or foreign governmental authority or instrumentality or any applicable self-regulatory organization.

“Investment Agreements” has the meaning set forth in the Recitals.

“Law” means any applicable law, statute, code, ordinance, rule, regulation, requirement, policy or order of any Governmental Entity.

“Lock Up Period” means the period from the date of Closing to (and including) the one hundred eighty (180) day anniversary of the Closing.

“Losses” has the meaning set forth in Section 4(a).

“Minimum Amount” means $15 million.

“Permitted Reg Rights Holders” means (a) the Anchor Stockholder, (b) each Purchaser and its respective Affiliates and (c) any Person to whom Registrable Securities representing at least 2% of the then-outstanding shares of Common Stock (on an As-Converted Basis) are transferred in accordance with Section 7(e), other than in a transaction that results in such securities ceasing to be Registrable Securities.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, a Governmental Entity, a trust or other entity or organization.

“Piggyback Registration” has the meaning set forth in Section 2(e).

“Piggyback Stockholder” has the meaning set forth in Section 2(e).

“Preferred Stock Registration Event” means the date that is the one hundred and twentieth (120th) day after the date of issuance of the Convertible Preferred Stock, if the Requisite Stockholder Vote is not obtained by the Company on or prior to such date.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433 under the Securities Act), with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means a public offering and sale of equity securities for cash pursuant to an effective Registration Statement under the Securities Act.

“Registrable Securities” means any (a) shares of Common Stock issued pursuant to any Investment Agreement, (b) following the occurrence of a Preferred Stock Registration Event, shares of Convertible Preferred Stock (including Convertible Preferred Stock issuable upon exercise of Warrants), and (c) shares of Common Stock issued or issuable upon conversion of shares of Convertible Preferred Stock and exercise of Warrants, including, in each case, any securities acquired as a result of any reclassification, recapitalization, stock split or combination, exchange or readjustment of such shares of Common Stock or Convertible Preferred Stock or the Warrants, or any stock dividend or stock distribution in respect of such share of Common Stock or Convertible Preferred Stock or the Warrants; provided that such securities shall cease to be Registrable Securities on the earliest to occur of (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; (B) such securities shall have been sold in accordance with Rule 144 and the restrictive legend shall have been removed; (C) such securities shall have been transferred in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities in accordance with the terms hereof; (D) such securities shall have been otherwise transferred, new certificates or book entries credits for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (E) such securities have ceased to be outstanding; or (F) with respect to the Stockholders other than the Anchor Stockholder, the date on which Rule 144 (or other similar exemption under the Securities Act then in force) is available for the sale of such shares of Common Stock without regard to volume limitations or manner of sale requirements of Rule 144.

“Registration Expenses” means all expenses incurred in effecting any registration or any offering and sale pursuant hereto or otherwise incident to the performance of or compliance with this Agreement, whether or not any Registrable Securities are sold under a Registration Statement in connection therewith, including registration, qualification, listing and filing fees (including all SEC, stock exchange and Financial Industry Regulatory Authority, Inc. (“FINRA”) filing fees, as applicable), word processing, printing and copying expenses, messenger, telephone and delivery expenses, all transfer agent and registrar fees and expenses, fees and disbursements of all law firms of the Company and all accountants and other persons retained by the Company (including the expenses of any opinions, audits/reviews or comfort letters and updates thereof required by or incident to such performance), any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any special experts or other persons retained by the Company in connection with any registration, all expenses related to the “road show” for any underwritten offering, including all travel, meals and lodging, and any blue sky (including reasonable fees and disbursements of counsel to any underwriter incurred in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement) and other securities Laws fees and expenses, as well as all internal fees and expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties) and any other fees and disbursements customarily paid by the issuers of securities. Notwithstanding anything herein to the contrary, Registration Expenses shall not include Selling Expenses. In addition, in connection with any registration or underwritten offering pursuant hereto, the Company shall pay or reimburse the Stockholders for the reasonable and documented fees and expenses of one (1) nationally recognized law firm, chosen by the holders of a majority of the Registrable Securities included in such registration or underwritten offering (or, in the case of a Block Trade, the Stockholder that initiated such Block Trade), as their counsel, including, for the avoidance of doubt, in connection with any Underwritten Shelf Take-Down or Piggyback Registration and filing of a Shelf Registration Statement; provided that the Company shall not be responsible for any such fees and expenses that exceed $150,000 for the first Underwritten Shelf Take-Down and $100,000 for any subsequent Underwritten Shelf Take-Down, in each case, pursuant hereto. Nothing in this definition shall impact any agreement on expenses solely between the Company and any underwriter.

“Registration Statement” means any registration statement (including any Shelf Registration Statement) of the Company under the Securities Act which permits the Public Offering of any of the Registrable Securities pursuant to the provisions hereof, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requisite Stockholder Vote” has the meaning of such term in the Investment Agreements.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts and selling commissions associated with effecting any sales of Registrable Securities under any Registration Statement by the Stockholders and all stock transfer taxes applicable to the sale or transfer by the Stockholders of Registrable Securities to the underwriter(s) pursuant hereto.

“Series A Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company designated as Series A Noncumulative Convertible Preferred Stock, having the terms set forth in that certain Certificate of Designations (Series A).

“Series B Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company designated as Series B Noncumulative Convertible Preferred Stock, having the terms set forth in that certain Certificate of Designations (Series B).

“Series C Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company designated as Series C Non-Voting Common Equivalent Stock, having the terms set forth in that certain Certificate of Designations (Series C).

“Shelf Period” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Shelf Take-Down” has the meaning set forth in Section 2(b).

“Special Registration” means the registration (a) in connection with any employee stock option or other benefit plan, (b) for an exchange offer, as part of a merger, consolidation or similar transaction or for an offering of securities solely to the Company’s existing stockholders, (c) for an offering solely of debt that is convertible into equity securities of the Company, or (d) for a dividend reinvestment plan.

“Stockholders” means the Permitted Reg Rights Holders that hold Registrable Securities.

“Suspension” has the meaning set forth in Section 2(i)(i).

“Suspension Notice” has the meaning set forth in Section 2(i)(i).

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2(b).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2(b).

“Warrants” has the meaning set forth in the Recitals.

Section 2.                Registration Rights.

(a)               Shelf Registration Statement. The Company will use its reasonable best efforts to promptly file with the SEC, no later than 150 days following the date of this Agreement, a shelf registration statement on Form S-3 (or successor form) (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering (including Form S-1)) (the “Shelf Registration Statement”) covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (i) 180 days following the date of this Agreement and (ii) the tenth (10th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Shelf Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall promptly provide any SEC comments received to Stockholders named in such Registration Statement and will promptly respond to any such SEC comments. In the event the Company files the Shelf Registration Statement on a Form S-1, the Company shall use its reasonable best efforts to convert such Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3. Such Shelf Registration Statement shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Stockholder named therein. The Shelf Registration Statement may also cover any other securities of the Company and other holders of the Company’s securities; provided that, for the avoidance of doubt, such other holders shall not be entitled to the rights of “Stockholders” hereunder. The Company shall maintain the continuous effectiveness of the Shelf Registration Statement for the maximum period permitted by SEC rules, subject to any Suspension that may occur as described in Section 2(i), and shall promptly prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf Registration Statement effective until such time as there are no longer any Registrable Securities outstanding (such period during which a Shelf Registration Statement is effective, the “Shelf Period”). The Company shall use its reasonable best efforts to promptly replace any Shelf Registration Statement at or before expiration, if applicable, with a successor effective Shelf Registration Statement until such time as there are no longer any Registrable Securities outstanding.

(b)               Right to Request Shelf Take-Down. At any time and from time to time during the Shelf Period, one or more Stockholders may, by written notice to the Company, request an offering pursuant to the Shelf Registration Statement of all or part of the Registrable Securities held by such Stockholders (a “Shelf Take-Down”). Any Stockholder may, after any Shelf Registration Statement becomes effective, deliver a written notice to the Company (the “Underwritten Shelf Take-Down Notice”) specifying that a Shelf Take-Down is intended to be conducted through an underwritten offering (including by means of a Block Trade) (such underwritten offering, an “Underwritten Shelf Take-Down”), which notice shall specify the number and type of Registrable Securities intended to be included in such Underwritten Shelf Take-Down and the intended method(s) of distribution thereof; provided that the Stockholders may not, without the Company’s prior written consent, request an Underwritten Shelf Take-Down the reasonably anticipated aggregate gross proceeds of which shall be less than the Minimum Amount, unless the number of Registrable Securities to be sold in such offering represents all of such Stockholder’s remaining Registrable Securities. The Company and the Stockholders participating in an Underwritten Shelf Take-Down will enter into an underwriting agreement (including a customary lock-up, not to exceed ninety (90) days, if requested by the managing underwriter(s) in customary form with the managing underwriter(s) selected for such offering). The Company may include in any Underwritten Shelf Take-Down (other than a Block Trade) pursuant to this Section 2(b) any additional securities of the same class without the prior written consent of the Stockholders participating in the Underwritten Shelf Take Down. Notwithstanding anything to the contrary herein, (A) if a Stockholder wishes to engage in (i) a Shelf Take-Down in the form of a Block Trade, (1) such Stockholder shall notify the Company of the Block Trade not less than three (3) Business Days prior to the day such Block Trade is to commence, (2) Persons other than the Stockholder shall not be entitled to make a demand for, receive notice of, or elect to participate in, such Block Trade and (3) such Stockholder shall not be required to notify any other Person (except the Anchor Stockholder) of such Block Trade or permit any other Person to participate in such Block Trade, or (ii) a Shelf Take-Down that is not an Underwritten Shelf Take-Down, (1) such Shelf Take-Down may be made for less than the Minimum Amount, (2) Persons other than the Anchor Stockholder shall not be entitled to make a demand for, receive notice of, or elect to participate in, such Shelf Take-Down and (3) such Stockholder shall not be required to notify any other Person of such Shelf Take-Down or permit any other Person to participate in such Shelf Take-Down, and (B) any Stockholder not included in a Block Trade shall not be subject to any underwriter lock-up or be required to enter into or sign any lock-up in connection with such Block Trade. Notwithstanding anything to the contrary contained herein, the Company will not be in breach of this Agreement if an underwriter will not agree to the lock-up terms required by this Section 2(b).

(c)               [reserved].

(d)               Limitations on Shelf Take-Downs. Following the expiration of the Lock Up Period, the Stockholders shall be entitled to request a maximum of three (4) Underwritten Shelf Take-Downs (including Block Trades) pursuant to Section 2(b); provided that the Company shall not be obligated to effect any Underwritten Shelf Take-Down (including a Block Trade) within ninety (90) days after the pricing date of a previous Underwritten Shelf Take-Down, in each case, that is a marketed underwritten deal (for the avoidance of doubt, excluding a Block Trade). Any Underwritten Shelf Take-Down (including a Block Trade) must be for at least the Minimum Amount, unless the number of Registrable Securities to be sold in such offering represents all of the remaining Registrable Securities of the initiating Stockholder. Notwithstanding anything to the contrary herein, Stockholders shall be entitled to an unlimited number of Shelf Take-Downs that are not Underwritten Shelf-Take Downs and such Shelf Take-Downs may be made for less than the Minimum Amount (for the avoidance of doubt, in the case of such non-underwritten Shelf-Take Downs, the Company shall not be required to perform the obligations applicable to underwritten offerings as set forth in Section 3).

(e)               Piggyback Registration. If the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Common Stock or similar equity securities of the Company, or the Company proposes a shelf take-down (other than (i) a Block Trade or (ii) an at-the-market offering), whether for its own account or for the account of one or more securityholders of the Company, on a form and in a manner that would permit registration of the Registrable Securities, other than any Special Registration, the Company shall give written notice as promptly as practicable, but not later than ten (10) days prior to the anticipated date of filing of such Registration Statement, or in the case of a shelf take-down, no later than five (5) days prior to the anticipated shelf take-down, to the Stockholders of its intention to effect such registration or shelf take-down and, in the case of each Stockholder, shall include in such registration or shelf take-down all of such Stockholder’s Registrable Securities (subject to Section 2(h)) with respect to which the Company has received a written request from such Stockholder for inclusion therein within three (3) days after the Company’s notice is given to such Stockholder (a “Piggyback Registration” and any such requesting Stockholder that has not withdrawn its Registrable Securities from such Piggyback Registration, a “Piggyback Stockholder” with respect to such Piggyback Registration). In the event that a Stockholder makes such written request, such Stockholder may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter(s), if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration or the date of the launch of the shelf take-down. The Company may postpone (provided that Piggyback Stockholders are given the option to withdraw their Registrable Securities from such postponed Piggyback Registration), terminate or withdraw any Piggyback Registration under this Section 2(e), whether or not any Stockholder has elected to include Registrable Securities in such registration. No Piggyback Registration shall count as an Underwritten Shelf Take-Down to which the Stockholders are entitled.

(f)                Selection of Underwriters; Right to Participate. The Stockholders delivering the Underwritten Shelf Take-Down Notice shall (as determined by holders of a majority of the Registrable Securities proposed to be included in the Underwritten Shelf Take-Down) shall have the right to select the managing underwriter(s) to administer an Underwritten Shelf Take-Down; provided that such managing underwriter(s) are reasonably acceptable to the Company. If a Piggyback Registration under Section 2(e) hereof is proposed to be underwritten, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2(e) hereof. In such event, the managing underwriter(s) to administer the offering shall be chosen solely by the Company. A Stockholder may participate in a registration or offering hereunder only if such Stockholder agrees to sell such Registrable Securities on the basis provided in any underwriting agreement with the underwriter(s) and completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents reasonably requested by the Company or the managing underwriter(s) under the terms of such underwriting arrangements customary for selling Stockholders to enter into in secondary underwritten public offerings; provided that the Stockholders shall only be required to make representations and warranties to the Company or the underwriters that are customary for such offerings under the circumstances (in no event, however, will the Stockholders be required to represent to the accuracy of the Company’s disclosure, other than information specifically related to such Stockholder’s ownership position (including the lack of liens on such shares), the number of Registrable Securities proposed to be sold by such Stockholder and the name and address of such Stockholder). Notwithstanding anything to the contrary herein, any underwriting agreement shall contain such representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the Stockholders as are customarily made by issuers to selling Stockholders in secondary underwritten public offerings.

(g)               Priority of Securities Offered Pursuant to Underwritten Shelf Take-Downs. If the managing underwriter(s) of an offering pursuant to an Underwritten Shelf Take-Down shall advise the Company and the Stockholders in writing that, in its good faith opinion, the total number or dollar amount of shares of Common Stock requested to be included in such Underwritten Shelf Take-Down exceeds the number or dollar amount that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Company shall include in such Underwritten Shelf Take-Down the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated (i) first, to Registrable Securities requested by the Stockholders to be included in such Underwritten Shelf Take-Down, pro rata among all such Stockholders on the basis of the number of Registrable Securities held by such Stockholders, (ii) second, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclause (i), to any securities requested to be included therein by the Company and (iii) third, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclauses (i) and (ii), to any securities requested to be included therein by any other Persons, allocated among such Persons on a pro rata basis or in such other manner as they may agree.

(h)               Priority of Securities Offered Pursuant to Piggyback Registration. If the managing underwriter(s) of a registration of shares of Common Stock giving rise to a right to Piggyback Registration shall advise the Company and the Piggyback Stockholders with respect to such Piggyback Registration in writing that, in its good faith opinion, the total number or dollar amount of shares of Common Stock proposed to be sold in such offering and Registrable Securities requested by such Piggyback Stockholders to be included therein, in the aggregate, exceeds the number or dollar amount that can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such adverse effect, allocated, if the Piggyback Registration is initiated as an underwritten:

(i)                  primary offering for the account of the Company: (w) first, to shares of Common Stock to be included by the Company, (x) second, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclause (w), among the Registrable Securities requested to be included therein by the Stockholders, pro-rata among such Stockholders on the basis of Registrable Securities then held by such Stockholders, (y) third, if the maximum number of shares that such underwriter advises can be sold without having such adverse effect is not reached under the foregoing subclauses (w) and (x), among securities requested to be included therein by other securityholders with applicable registration rights, pro rata among such Persons on the basis of the number of shares requested to be included therein by each of them, and (z) fourth, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclauses (w), (x) and (y), among the securities requested to be included therein by other securityholders, pro rata among such Persons on the basis of the number of shares requested to be included therein by each of them or in such other manner as they may agree; and

(ii)                 offering for the account of holder(s) of the Company’s securities other than the Company: (v) first, among the securities requested to be included therein by such holder who initiated the Piggyback Registration, (w) second, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclause (v), among the Registrable Securities requested to be included therein by the Stockholders, pro-rata among such Stockholders on the basis of Registrable Securities then held by such Stockholders, (x) third, if the maximum number of shares that such underwriter advises can be sold without having such adverse effect is not reached under the foregoing subclauses (v) and (w), among securities requested to be included therein by other securityholders with applicable registration rights, pro rata among such Persons on the basis of the number of shares requested to be included therein by each of them, (y) fourth, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclauses (v), (w) and (x), to any securities requested to be included therein by the Company and (z) fifth, if the maximum number of shares that such underwriter advises can be so sold without having such adverse effect is not reached under the foregoing subclauses (v), (w), (x), and (y), to any securities requested to be included therein by any other Persons, allocated among such Persons on a pro rata basis or in such other manner as they may agree.

(i)                 Postponement; Suspensions; Blackout Period.

    (i)              The Company may postpone the filing or the effectiveness of a Shelf Registration Statement or the commencement of a Shelf Take-Down (or suspend the continued use of a Shelf Registration Statement), including requiring the Stockholders to suspend any offerings of Registrable Securities pursuant hereto (a “Suspension”), (A) for a period of up to three (3) days following the date on which the Company files information with the SEC that must be incorporated by a post-effective amendment to the Shelf Registration Statement; provided that such post-effective amendment must be filed promptly following such date, (B) during the pendency of a stop order issued by the SEC suspending the use of any registration statement of the Company or proceedings initiated by the SEC with respect to any such registration statement under Section 8(d) or 8(e) of the Securities Act or (C) if, based on the good faith judgment of the Board of Directors, such postponement or suspension is necessary in order to avoid materially detrimental disclosure of material non-public information that the Board of Directors, after consultation with outside counsel to the Company, has in good faith determined (1) would be required to be made in any Shelf Registration Statement so that such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) would not be required to be made at such time but for the filing or continued use of such Registration Statement, and (3) the Company has a bona fide business purpose for not disclosing publicly, and the Company delivers to the Stockholders participating in such registration notice (a “Suspension Notice”) of the Company’s determination to postpone or suspend use of the Shelf Registration Statement, as applicable; provided that, in each case, the Stockholders requesting a Shelf Take-Down shall be entitled, at any time after receiving a Suspension Notice or similar notice and before such Shelf Take-Down is commenced, to withdraw such request and, if such request is withdrawn, the Company shall pay all expenses incurred by the Stockholders, including fees of one legal counsel (subject to the caps contained herein), in connection with such withdrawn registration and such Shelf Take-Down shall not count against the number of Underwritten Shelf Take-Downs permitted pursuant to Section 2(d). If Stockholders otherwise withdraw a request for a Shelf Take-Down, other than following the receipt of a Suspension Notice, the Stockholders shall pay all expenses incurred by the Stockholders, including fees of legal counsel, in connection with such withdrawn registration and such Shelf Take-Down shall not count as an Underwritten Shelf Take-Down; provided that, at the option of the Stockholders, the Company shall pay all expenses incurred by the Stockholders, including fees and one legal counsel (subject to the caps contained herein), in connection with such withdrawn registration if such Shelf Take-Down counts against the number of Underwritten Shelf Take-Downs pursuant to Section 2(d). The Company shall provide prompt written notice to the Stockholders (an “End of Suspension Notice”) of (x) the fact that the circumstances giving rise to such Suspension no longer exist, (y) the Company’s decision to commence such Shelf Take-Down following such Suspension and (z) the commencement of such Shelf Take-Down. Notwithstanding the provisions of this Section 2(i)(i), with respect to Section 2(i)(i)(C), the Company shall not effect any Suspension(s) more than two (2) times during any twelve (12)-month period or for more than sixty (60) consecutive calendar days or for a period in the aggregate exceeding ninety (90) calendar days in any twelve (12)-month period. No Stockholder shall effect any sales of shares of Common Stock pursuant to a Shelf Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. The Company may not effect any other Registration Statement during the term of any Suspension.

(ii)                 Each Stockholder agrees that, except as required by Law, it shall treat as confidential the receipt of any Suspension Notice; provided that in no event shall such Suspension Notice contain any material nonpublic information of the Company (other than the existence of such Suspension Notice).

(j)                Supplements and Amendments. The Company shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

(k)               Subsequent Holder Notice. If a Person becomes entitled to the benefits of this Agreement as a Stockholder pursuant to Section 7 after a Shelf Registration Statement becomes effective under the Securities Act, the Company shall, as promptly as practicable, following delivery of written notice to the Company of a request for such Person’s name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement:

(i)                  if required and permitted by Law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Person is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Person to deliver a prospectus to the purchaser of the Registrable Securities in accordance with Law;

(ii)                 if, pursuant to Section 3(a)(ii), the Company shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become promptly effective under the Securities Act; and

(iii)                promptly notify the Stockholders after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(a)(ii); provided that the Company shall not be required to file more than one (1) post-effective amendment or supplement to the related prospectus pursuant to this Section 2(k) for any fiscal quarter.

Section 3.                Registration Procedures.

(a)               Filing and Other Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the securities and shall, as promptly as practicable:

(i)                  prepare and file with the SEC as promptly as reasonably practicable, but no later than five (5) days after a request for an Underwritten Shelf Take-Down, subject to the postponement provisions herein, the post-effective amendments and supplements to a Shelf Registration Statement, and the Prospectus used in connection therewith or any free writing prospectus (as defined in SEC rules) as may be required by applicable securities Laws or reasonably requested by the Stockholders or any managing underwriter(s), to effect such registration and, subject to the efforts standard herein, cause such Registration Statement to become effective, and provide copies of all such documents proposed to be filed or furnished to (A) counsel of the Stockholders, and provide such legal counsel a reasonable opportunity to review and comment on such documents (other than Exchange Act reports incorporated by reference thereto not related to such offering), and (B) the other representative(s) on behalf of the Stockholders included in such Registration Statement (to be chosen by the Stockholders) and any managing underwriter(s), and the representative(s) and the managing underwriter(s) and their respective counsel shall have the reasonable opportunity to review and comment thereon, and the Company will make such changes and additions thereto as may reasonably be requested by such counsel and the representative(s) and the managing underwriter(s) and their respective counsel prior to such filing, unless the Company reasonably objects to such changes or additions;

(ii)                 prepare and file with the SEC such pre-and post-effective amendments and supplements to a Shelf Registration Statement, and the Prospectus used in connection therewith or any free writing prospectus (as defined in SEC rules) as may be required by applicable securities Laws or reasonably requested by the Stockholders or any managing underwriter(s) to maintain the effectiveness of such registration and to comply with the provisions of applicable securities Laws with respect to the disposition of all securities covered by such registration statement during the period in which such Registration Statement is required to be kept effective, and before filing such amendments or supplements, provide copies of all such documents proposed to be filed or furnished to counsel of such Stockholders, which documents shall be subject to the review and comment of such counsel (other than Exchange Act reports incorporated by reference thereto not related to such offering);

(iii)                furnish to each Stockholder of the securities being registered and each managing underwriter without charge, such reasonable number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits other than those which are being incorporated into such Registration Statement by reference and that are publicly available), such reasonable number of copies of the Prospectus contained in such Registration Statement and any other Prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents, as the Stockholders and any managing underwriter(s) may reasonably request;

(iv)               use its reasonable best efforts to register or qualify all Registrable Securities under such other securities or “blue sky” Laws of such jurisdictions as the Stockholders and any managing underwriter(s) may reasonably request; provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction where it would not otherwise be required to qualify but for this Section 3, or to consent to general service of process in any such jurisdiction, or to be subject to any tax obligation in any such jurisdiction where it is not then so subject;

(v)                as promptly as reasonably practicable, notify the Stockholders and any managing underwriter(s) at any time when the Company becomes aware that a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, to, as promptly as is reasonably practicable, prepare and furnish without charge to the Stockholders and any managing underwriter(s) a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(vi)                provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

(vii)              use its reasonable best efforts to list all Registrable Securities covered by such Registration Statement on the principal securities exchange on which any such class of securities is then listed and cause to be satisfied all requirements and conditions of such securities exchange to the listing of such securities that are reasonably within the control of the Company;

(viii)              notify each Stockholder and any managing underwriter(s), as soon as is reasonably practicable after it shall receive notice thereof, of the time when such Registration Statement, or any post-effective amendments to the Registration Statement, shall have become effective, after it shall receive notice thereof;

(ix)                to make available to each Stockholder whose Registrable Securities are included in such Registration Statement and any managing underwriter(s) as soon as reasonably practicable after the same is prepared and distributed, filed with the SEC, or received by the Company, an executed copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and any item of correspondence received from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement, it being understood that each Stockholder receiving such material from the Company that is confidential shall and shall cause its Affiliates and representatives to keep such materials confidential. The Company shall as soon as reasonably practicable (A) notify the Stockholders and any managing underwriter(s) of the effectiveness of such Registration Statement or any post-effective amendment or the filing of the prospectus supplement contemplated herein, (B) respond reasonably and completely to any and all comments received from the SEC or the staff of the SEC, with a view towards causing such Registration Statement or any amendment thereto to be declared effective by the SEC as soon as reasonably practicable, and (C) file an acceleration request following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review;

(x)                 advise each Stockholder and any managing underwriter(s), promptly after it shall receive notice or obtain knowledge thereof, of (A) the issuance of any stop order, injunction or other order or requirement by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and use its reasonable best efforts to prevent the issuance of any stop order, injunction or other order or requirement or to obtain its withdrawal if such stop order, injunction or other order or requirement should be issued, (B) the suspension of the registration of the subject shares of the Registrable Securities in any state jurisdiction and (C) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;

(xi)                in connection with a customary due diligence review, make available for inspection by one representative on behalf of each Stockholder whose Registrable Securities are included in such registration statement and any managing underwriter(s), and any attorney, accountant or other agent retained by, or other representative of, any such Stockholder or underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records and corporate documents of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Stockholder, underwriter(s), attorney, accountant or agent to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act that is customary for a participant in a securities offering in connection with such registration statement; provided that the foregoing investigation and information gathering shall be coordinated on behalf of such parties by one (1) firm of counsel designated by and on behalf of such parties, and that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such parties pursuant to customary confidentiality agreements;

(xii)               if requested by any Stockholder or any managing underwriter(s), as promptly as is reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Stockholder or managing underwriter(s) reasonably requests to be included therein, including with respect to the Registrable Securities being sold by such Stockholder, the purchase price being paid therefor by any underwriter(s) and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and as promptly as is reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment;

(xiii)              reasonably cooperate with each Stockholder and any managing underwriter(s) participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xiv)              in the case of an underwritten offering, (1) enter into such customary agreements (including an underwriting agreement in customary form), (2) take all such other customary actions as the managing underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including causing senior management and other Company personnel to reasonably cooperate with the Stockholder(s) whose Registrable Securities are included in a Registration Statement and the underwriter(s) in connection with performing customary due diligence and the customary marketing of such offering, including management presentations, investor calls and road show presentations, subject to the limitations on marketed offerings contained herein) and (3) cause its counsel to issue opinions of counsel addressed and delivered to the underwriter(s) in form, substance and scope as are customary in underwritten offerings, subject to customary limitations, assumptions and exclusions;

(xv)               if requested by the managing underwriter(s) of an underwritten offering, use its reasonable best efforts to cause to be delivered, upon the pricing of any underwritten offering, and at the time of closing of a sale of Registrable Securities pursuant thereto, “comfort” letters from the Company’s independent registered public accountants addressed to the underwriter(s), and otherwise in customary form and covering such financial and accounting matters as are customarily covered by “comfort” letters of the independent registered public accountants delivered at pricing or closing, as applicable, in connection with primary underwritten public offerings; provided that such recipients furnish such written representations or acknowledgements as are customarily required to receive such comfort letters; and

(xvi)              the Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, which amendment refers to any Stockholder covered thereby by name, or otherwise identifies such Stockholder, without the consent of such Stockholder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by Law, in which case the Company shall provide written notice to such Stockholders no less than two (2) Business Days prior to the filing.

(b)               Conditions to Registration Rights.

   (i)               As a condition precedent to the obligations of the Company to file any Registration Statement, each Stockholder shall furnish in writing to the Company such information regarding such Stockholder (and any of its Affiliates), the Registrable Securities to be sold and the intended method of distribution of such Registrable Securities reasonably requested by the Company as is reasonably necessary for inclusion in the Registration Statement relating to such offering pursuant to the Securities Act; provided that the Company shall only use such information in connection with such registration or related offering. Notwithstanding the foregoing, in no event will any party be required to disclose to any other party any personally identifiable information or personal financial information in respect of any individual.

   (ii)              Each Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in (x) Section 3(a)(ii) or (v), such Stockholder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(a)(ii) or (v); (y) clause (A) of Section 3(a)(x), such Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement until such Stockholder’s receipt of the notice described in clause (C) of Section 3(a)(x); and (z) clause (B) of Section 3(a)(x), such Stockholder shall discontinue its disposition of Registrable Securities pursuant to such registration statement in the applicable state jurisdiction(s) until such Stockholder’s receipt of the notice described in clause (C) of Section 3(a)(x). The length of time that any registration statement is required to remain effective shall be extended by any period of time that such registration statement is unavailable for use pursuant to this paragraph; provided that in no event shall any Registration Statement be required to remain effective after there are no longer any Registrable Securities outstanding.

    (iii)            If requested by the managing underwriter(s), each Stockholder that (A) beneficially owns at least 5% of the Common Stock (on an As-Converted Basis) and (B) was offered the opportunity to participate in a marketed underwritten offering, shall enter into a customary lockup agreement not to exceed ninety (90) days in respect of such underwritten offering by the Company; provided that the Company shall cause each of its executive officers and directors and shall use its reasonable best efforts to cause any other holders of Common Stock that beneficially own at least 5% of the Common Stock (on an As-Converted Basis) (excluding any passive investors) and were offered the opportunity to and elects to participate in such marketed underwritten offering, to enter into lockup agreements that contain restrictions that are no less restrictive than the restrictions contained in the lockup agreements executed by the Stockholders; provided, further, that if such lockup agreement is released or waived for any of the Company’s executive officers or directors or other holders of Common Stock that beneficially own at least 5% of the Common Stock (on an As-Converted Basis), the Stockholders shall receive a comparable release or waiver on a pro rata basis. The Stockholders acknowledge that (i) the Company may be subject to a lock-up with the managing underwriter(s) in connection with any underwritten offering by the Company, whether or not a Stockholder participated in the last Underwritten Shelf Take-Down, and (ii) the Company will use its reasonable best efforts to cause itself not to be subject to any lock-up with the requesting underwriter(s) in a Block Trade.

Section 4.                Indemnification.

(a)               Indemnification by the Company. The Company agrees to indemnify, hold harmless and reimburse, to the fullest extent permitted by Law, each Stockholder, its Affiliates, partners, officers, directors, employees, advisors, representatives and agents and each Person, if any, who controls such Stockholder within the meaning of the Securities Act or the Exchange Act, against any and all losses, penalties, liabilities, claims, damages and expenses, joint or several (including reasonable and documented attorneys’ fees and any expenses and reasonable and documented costs of investigation) (“Losses”), as incurred, to which the Stockholders or any such indemnitees may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered and sold under the Securities Act, any Prospectus contained therein, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable in any such case to the extent that any Loss arises out of or is based upon an untrue statement or alleged statement or omission or alleged omission made in such Registration Statement, any such Prospectus, amendment or supplement in reliance upon and in conformity with written information about a Stockholder that is furnished to the Company by such Stockholder or its authorized representative expressly for use therein, it being understood and agreed that the only such information furnished by any Stockholder for any purpose of this Agreement (including Section 4(b)) consists of the number of shares of Common Stock owned by such Stockholder, the number of Registrable Securities proposed to be sold by such Stockholder and the name and address of such Stockholder or (ii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder in connection with any registration or offering hereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any indemnified party and shall survive the transfer of such securities by such Stockholder.

(b)               Indemnification by the Stockholders. Each Stockholder agrees to indemnify, hold harmless and reimburse, to the fullest extent permitted by Law (in the same manner and to the same extent as set forth in Section 4(a)), the Company, its Affiliates, officers, directors, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such Registration Statement, any Prospectus contained therein, or any amendment or supplement thereto, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Stockholder furnished to the Company by such Stockholder or its authorized representative expressly for inclusion therein, it being understood and agreed that the only such information furnished by any Stockholder consists of the information described as such in Section 4(a); provided that a Stockholder shall not be liable for any amounts in excess of the net proceeds received by such Stockholder from sales of Registrable Securities pursuant to the Registration Statement to which the claims relate; provided, further, that the obligations of the Stockholders shall be several and not joint and several. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party and shall survive the transfer of such securities by the Company.

(c)               Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action or proceeding; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4, except to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, such indemnified party shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party has agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person within a reasonable time after receipt of notice of such claim from the person entitled to indemnification hereunder or (iii) in the indemnified party’s reasonable judgment (based upon advice of its counsel) there may be material legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party or a conflict of interest may exist between it or other indemnified parties and the indemnifying party with respect to any such claim. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent. If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise, except with the consent of the indemnified party, unless (x) such settlement or compromise (i) contains a full and unconditional release of all indemnified parties of all liability in respect of or arising out of all such claims or proceedings that are the subject matter of such proceeding and all claims and proceedings in respect of which the indemnified party could have been subject to claims or proceedings based upon the actions or inactions underlying such claims or proceedings, (ii) imposes no liability or obligation on the indemnified party, (iii) does not contain any statement of wrongdoing, culpability, malfeasance or fault by or on behalf of the indemnified party and (iv) provides only for a cash payment that is paid in full by the indemnifying party or (y) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)               Contribution. If the foregoing indemnity is held by a Governmental Entity of competent jurisdiction to be unavailable to the Company or any Stockholder, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, and the relative benefits received by the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. In connection with any registration statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 4, no Stockholder shall be required to contribute an amount greater than the net proceeds received by such Stockholder from sales of Registrable Securities pursuant to the Registration Statement to which the claims relate (after taking into account the amount of damages which such Stockholder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any Registration Statement or Prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities).

(e)               No Exclusivity. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at Law or in equity or pursuant to any other agreement.

Section 5.                Covenants Relating to Rule 144. The Company shall use its reasonable best efforts to (x) timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder (provided, that if the Company is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and (y) take such further action as any Stockholder may reasonably request in writing, in each case, to the extent required from time to time to enable such Stockholder to, if permitted by the terms of this Agreement, the applicable Investment Agreement and the Registrable Securities, transfer such Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the SEC. Upon the written request of any Stockholder, the Company will deliver to such Stockholder a written statement that it has complied with such requirements, subject to its compliance with such requirements. The Company shall, upon any request by a Stockholder in connection with a sale, transfer or other disposition by any Stockholder of any Registrable Securities permitted by Rule 144, (i) use its reasonable best efforts to promptly (and in no event longer than five (5) Business Days after such request) cause the removal of any restrictive legend or similar restriction on the Registrable Securities, and, in the case of book-entry shares, make or cause to be made appropriate notifications on the books of the Company’s transfer agent for such number of shares and registered in such names as the Stockholders may reasonably request and (ii) provide a customary opinion of counsel and instruction letter required by the Company’s transfer agent in connection with such sale, transfer or disposition of such Registrable Securities; provided that the taking of such action by the Company is conditioned on the Company receiving all information and documentation reasonably necessary to support such actions and make a determination that such transfer applies with Law.

Section 6.                Termination; Survival. The rights of each Stockholder hereunder shall terminate upon the date that all of the Registrable Securities held by such Stockholder cease to be Registrable Securities. Notwithstanding the foregoing, the obligations of the parties under Sections 4, 5 and 7 and this Section 6 shall survive the termination hereof.

Section 7.                Miscellaneous.

(a)               Governing Law. This Agreement, and all matters arising out of this Agreement and the transactions contemplated hereby, shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any Laws of the State of Delaware that would cause the application of the Laws of any jurisdiction other than the State of Delaware. The parties hereto (i) submit to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the State of Delaware in respect of the interpretation and enforcement of the provisions hereof and of any related agreement, certificate or other document delivered in connection herewith, (ii) waive, and agree not to assert, any defense in any action for the interpretation or enforcement of this Agreement and any related agreement, certificate or other document delivered in connection herewith that they are not subject to such jurisdiction or that such action may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) agrees that service in person or by certified or by nationally recognized overnight courier to its address set forth in Section 7(i) shall constitute valid in personam service upon such party and its successors and assigns in any action commenced pursuant to this Section 7(a) and (iv) acknowledges that this is a commercial transaction, that the foregoing provisions for service of process and the following provisions for waiver of jury trial have been read, understood and voluntarily agreed to by each party and that by agreeing to such provisions each party is waiving important legal rights.

(b)               Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION, HEARING, CHARGE, DISPUTE, SUIT, INVESTIGATION, AUDIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(c)               Entire Agreement. This Agreement (including the documents and the instruments referred to herein), the Certificate of Designations and the Investment Agreements, and the documents referenced herein and therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings, and agreements (including any draft agreements) with respect thereto, whether written or oral, none of which shall be used as evidence of the parties’ intent.

(d)               Amendments and Waivers. No amendment of any provision hereof shall be valid and binding unless it is in writing and signed by the Company and the Anchor Stockholder (or, in the event that the Anchor Stockholder no longer holds Registrable Securities, Stockholders holding at least fifty percent (50%) of the Registrable Securities then outstanding, with each share of Common Stock issued pursuant to the Investment Agreements and each share of Common Stock to be received upon conversion of the Convertible Preferred Stock issued pursuant to the Investment Agreements, in each case, counting as one Registrable Security for this purpose (whether or not then convertible)). No waiver of any right or remedy hereunder, to the extent legally allowed, shall be valid unless the same shall be in writing and signed by the party making such waiver. No waiver by any party of any breach or violation of, default under, or inaccuracy in any representation, warranty, covenant, or agreement hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty, covenant, or agreement hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power, or remedy under this Agreement shall operate as a waiver thereof. Notwithstanding the foregoing, (i) no amendments may be made hereto that adversely affect the rights of any Stockholder hereunder without the prior written consent of such Stockholder, and (ii) no amendments shall be made to Section 3(b)(iii), Section 4 or Section 5 with respect to a Stockholder without the prior written consent of such Stockholder.

(e)               Successors and Assigns. The Stockholders may transfer or assign all or any portion of their respective rights provided in this Agreement in connection with the transfer of shares of Common Stock or Convertible Preferred Stock or Warrants issued under the Investment Agreements pursuant to the terms of the Investment Agreements without the prior written consent of the Company; provided that reasonably promptly following any such transfer or assignment, (i) the Stockholder provides a written notice to the Company stating the name and address of such transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement were transferred and the nature of the rights so transferred, and (ii) such transferee or assignee agrees in writing with the Company to be bound by this Agreement as fully as if it were an initial signatory hereto pursuant to a written instrument in form and substance reasonably acceptable to the Company, and any such transferee may thereafter make corresponding assignments in accordance with this Section 7(e); provided, further, that rights under this Agreement may only be assigned to a Person that is a Permitted Reg Rights Holder or that becomes a Permitted Reg Rights Holder as a result of a transfer of Registrable Securities concurrent with such assignment pursuant to this Section 7(e).

(f)                Expenses. Except as otherwise set forth herein (including under Section 2(i)), (i) all Registration Expenses incurred in connection with any Registration Statement under this Agreement shall be borne by the Company, (ii) all Selling Expenses relating to securities registered on behalf of the Stockholders shall be borne by the Stockholders of the Registrable Securities included in such registration and (iii) the obligation of the Company to bear the expenses provided for in this Section 7(f) shall apply irrespective of whether a Registration Statement becomes effective, is withdrawn or suspended, or converted to any other form of registration and irrespective of when any of the foregoing shall occur.

(g)               Counterparts, Execution. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. This Agreement may be executed by facsimile, email or electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act, or other Law (e.g., www.docusign.com or by .pdf signature) by any party and such signature shall be deemed binding for all purposes hereof without delivery of an original signature being thereafter required.

(h)               Severability. If any provision of this Agreement or the application thereof to any person (including the officers and directors of the parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties hereto shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

(i)                Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service or (iii) when sent, if delivered by email (provided that no “error message” or other notification of non-delivery is generated), in each case to the intended recipient as set forth below:

    If to a Purchaser, at such Purchaser’s address referenced in Schedule A.

                          If to the Company, as follows:

                          First Foundation, Inc.

                          200 Crescent Court, Suite 1400

                          Dallas, Texas 75201

                          Attn:        Erica Dorsett

                                            General Counsel

                                            Email: edorsett@ff-inc.com

                          with a copy (which shall not constitute notice) to:

                                            Sheppard, Mullin, Richter & Hampton LLP

                                            650 Town Center Drive, 10th Floor

                                            Costa Mesa, California 92626

                                            Attention: Josh Dean

                                            Email: jdean@sheppardmullin.com

Any party may, from time to time, by written notice to the other parties, designate a different address, which shall be substituted for the one specified above for such party.

(j)                Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties hereto shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at Law or equity. Each of the parties hereto hereby further waives any (i) defense in any action for specific performance that a remedy at Law would be adequate and (ii) requirement under Law to post security or a bond as a prerequisite to obtaining equitable relief.

(k)               Interpretation.

   (i)               The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

    (ii)             The table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

    (iii)           Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

   (iv)            References to “the date hereof” mean the date of this Agreement.

   (v)               Notwithstanding anything herein to the contrary, neither the Company nor Purchaser nor any of their respective subsidiaries shall be required to take any action that is prohibited by Law or inconsistent with any requirement or directive of any Governmental Entity.

   (vi)            Any reference herein to any statute, includes all amendments thereto and all rules and regulations promulgated thereunder.

   (vii)           All references to “dollars” or “$” herein are to United States dollars.

    (viii)         The definitions contained herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neutral genders of such term

    (ix)            The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if.”

(l)                 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into, and is not currently a party to, any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are senior to or conflict with the registration rights granted to the Stockholders hereunder, including, for clarity, allowing any other holder of Common Stock to have registration rights in the nature or substantially in the nature of those set forth in this Agreement that would have priority over the Registrable Securities with respect to the inclusion of such securities in any Registration Statement.

(m)             Further Assurances. From and after the Closing, subject to the terms of the applicable Certificate of Designations, the Company will take such actions as reasonably necessary to effect any conversion of the Convertible Preferred Stock upon the reasonable request of the applicable Purchaser in connection with any registration or any offering and sale pursuant hereto involving the Common Stock underlying such Convertible Preferred Stock.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

COMPANY:

FIRST FOUNDATION INC.

By:	/s/ Scott F. Kavanaugh
Name:	Scott F. Kavanaugh
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]